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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 14, 1996



                    First Alliance Mortgage Loan Trust 1996-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    33-99604

                                (Commission File
                                ----------------
                                     Number)

                                                     APPLICATION
           California                                  PENDING
 (State or Other Jurisdiction of             ----------------------------
 -------------------------------                   (I.R.S. Employer
         Incorporation)                           Identification No.)


        c/o Bankers Trust Company                   92714
           of California, N.A.           ------------------------------
        3 Park Plaza, 16th Floor                  (Zip Code)
           Irvine, California
- ----------------------------------------
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (714) 550-6800
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Loans

                  First Alliance Mortgage Company registered issuances of up to $580,000,000 principal amount of Mortgage Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99640) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, First Alliance Mortgage Loan Trust 1996-2 (the "Registrant" or the "Trust") issued $75,000,000 in aggregate principal amount of its Mortgaged Loan Asset Backed Certificates, Series 1996-2 (the "Certificates"), on June 14, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of June 1, 1996, between First Alliance Mortgage Company (the "Company"), and in its capacity as servicer (the "Servicer") and Bankers Trust Company of California, N.A., in its capacity as trustee (the "Trustee"). The Certificates consist of five classes, the Class A-1, Class A-2, Class A-3, and Class A-4 Certificates (the "Class A Certificates") and the Class R
Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1, Class A-2, and Class A-3 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-4 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 7.225% per annum; the Pass-Through Rate for the Class A-2 Certificates will be 7.725% per annum; and the Pass-Through Rate for the Class A-3 Certificates will be 8.225% per annum. The Pass-Through Rate for the Class A-4 Certificates adjusts monthly and with respect to the first Payment Date will be 5.835% per annum.

                  The Class A-1 Certificates have an aggregate principal amount of $29,614,000. The Class A-2 Certificates have an aggregate principal amount of $10,000,000. The Class A-3 Certificates have an aggregate principal amount of $10,386,000. The Class A-4 Certificates have an aggregate principal amount of $25,000,000.

                  As of the Closing  Date,  the  Mortgage  Loans  possessed  the characteristics described in the Prospectus dated June 10, 1996 and the Prospectus Supplement dated June 10, 1996, filed pursuant to Rule 424(b)(5) of the Act on June 18, 1996.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                 1.1 Underwriting Agreement, dated June 10, 1996, between First Alliance Mortgage Company and Prudential Securities Incorporated.

                 1.2 Conveyance Agreement, dated as of June 1, 1996, between Nationscapital Mortgage Corporation, as Originator, and First Alliance Mortgage Company, as the Company.

                 1.3 Conveyance Agreement, dated as of June 1, 1996, between Coast Security Mortgage Inc., as Originator, and First Alliance Mortgage Company, as the Company.

                 4.1 Pooling and Servicing Agreement, dated as of June 1, 1996, among First Alliance Mortgage Company, as Company and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                 8.1 Opinion of Arter & Hadden with respect to tax matters.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By:   FIRST ALLIANCE MORTGAGE COMPANY, as
                                             Company


                                             By:  /s/Brian Chisick
                                                -------------------------
                                                Name: Brian Chisick
                                                Title: President


Dated:  June 28, 1996
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